TERM SHEET FOR SECURITIES OFFERING


THE COMPANY:                Stem Cell Therapy International, Inc.
                            2203 North Lois Avenue
                            9th Floor
                            Tampa, FL  33607
                            Attn: Calvin Cao, CEO & President

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                            Newbridge Securities Corporation
                            1451 W. Cypress Creek Road, Suite 204
EXCLUSIVE MANAGING          Ft. Lauderdale, Florida 33309
PLACEMENT AGENT:            Attn:  Guy Amico, President
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                            Up to 2,000,000 shares of restricted
                            common stock of the Company (the
                            "Securities") at a price of $.125 per
SECURITIES OFFERED:         share (the "Offering").
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GROSS PROCEEDS:             250,000.00 (if fully subscribed).
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                            The Company will represent and
                            warrant that the Securities to be issued
                            in the Offering  (including any Penalty
                            Shares and shares underlying
                            warrants to be issued to the Placement
                            Agent) will not exceed thirty
                            percent of the public "float" (i.e., the
                            number of shares held by non-
                            insiders and non-affiliates of the
SHARES OUTSTANDING          Company) of the Company's Securities.
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                            Holders of the Securities will be granted
                            registration rights that include the following:

                            -  The Company will file a
                               registration statement covering the
                               Securities within forty-five (45)
                               days of the completion of the
                               Offering, and such registration
                               statement will be deemed effective by
                               the SEC within ninety (90) days
                               thereafter (i.e., 135 days after the
                               completion of the Offering).

                            -  In the event the Company fails
                               to have a  registration statement
                               covering the Securities deemed
                               effective by the SEC within within
                               135 days from the completion of the
                               Offering, the Company will issue to
                               holders of the Securities certain
                               additional shares of restricted
                               common stock of the Company in
                               an amount equal to 1.5% of the
                               number of shares purchased by such
                               holder in the Offering for each
                               thirty day period thereafter, until
                               the registration statement is deemed
                               effective .(the "Penalty Shares"), up
REGISTRATION RIGHTS:           to a maximum of eight (8) such
                               thirty day periods.
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                            The Placement Agent will be entitled
                            to receive (a) a selling concession
                            equal to 10% of the gross proceeds of
                            the Offering; (b) a non-accountable
                            expense allowance equal to 3% of the
                            gross proceeds of the Offering; and (c)
                            warrant coverage equal to 20% of the
                            total securities placed in the Offering
                            (including any Penalty Shares that the
                            Company becomes obligated to issue),
                            at an exercise price of $.15 per share.   The
                            shares underlying the warrants issued to
PLACEMENT AGENT'S FEES AND  the Placement Agent will be included
EXPENSES:                   in the registration statement described above.
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                            The Company intends to use the net
                            proceeds of the Offering for general
USE OF PROCEEDS:            working capital.
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                            The Offering will be made on a
                            "best efforts" basis exclusively to
                            persons who are "accredited investors"
                            (as defined in Rule 506 under
                            Regulation D promulgated under the
                            Securities Act) in a transaction that
                            is intended to be exempt from the
                            registration requirements of federal
                            securities laws in accordance with
                            Regulation D. The Company may
                            accept or reject subscriptions at its
NATURE OF  THE OFFERING     discretion.
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                            Pending completion of the Offering,
                            the Company agrees that it will not
                            negotiate with any other broker-dealer
                            or other person relating to a possible
                            private and/or public offering of its
                            equity or debt securities without the
                            written consent of the Placement
                            Agent.  In the event the Company
                            enters into a Letter of Intent and/or
                            effectuates a private and/or a public
                            offering of its securities with another
                            broker-dealer or any other person
                            without the written permission of the
                            Placement Agent during such period,
                            the Company shall be liable to the
                            Placement Agent for liquidated
                            damages in the amount of 5% of the
                            amount of any such offering;  provided,
                            however, that if the Offering is not
                            completed within thirty (30) days
                            following the execution of this Term
"NO SHOP" PROVISION         Sheet, then this provision shall be
                            deemed null and void.
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ACCEPTED  AND  AGREED  THIS  27th  DAY  OF  JUNE,  2007:

 STEM  CELL  THERAPY  INTERNATIONAL  CORPORATION

By: \s\ Calvin Cao
-----------------------
Name:    Calvin  Cao
Title:   President/CEO


NEWBRIDGE  SECURITIES  CORPORATION

By: \s\ Guy S. Amico
-----------------------
Name:    Guy  S.  Amico
Title:   President

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